NICHOLAS LIMITED EDITION, INC.
                                                  February 25, 2000
Report to Fellow Shareholders:

     The stock market in 1999 exhibited a casino-like atmosphere. Huge moves by speculative internet, technology and telecommunication stocks led the market averages to strong gains. These strong gains, however, masked an underlying weak market for traditional, money making companies. Inexpensive online trading accounts and "hot" IPOs contributed to a gambler's mentality among investors hoping for quick gains. In many cases it worked, fueling an appetite for more.

     The divergence of performance between old economy and new economy (digital revolution) stocks can be seen in the divergence of performance between the Russell 2000 Growth Index and the Russell 2000 Value Index.
The Russell 2000 Growth Index returned 43.09% compared to the Russell 2000 Value Index which declined 1.48% in 1999. The Russell 2000 Growth Index contains many new economy stocks while the Russell 2000 Value Index is concentrated in old economy stocks. Furthermore, within the Russell 2000 Index, companies which are expected by a consensus of analysts to have negative earnings in the year 2000, returned on average 96.5% in 1999 on an unweighted basis. Many of last year's high-flying issues were new economy stocks which were "bid up" in the hope of becoming the next Microsoft, Amgen or Cisco Systems.

     Returns for Nicholas Limited Edition and selected indices are provided in the chart below for the periods ended December 31, 1999.
                                                            Average Annual
Total Return*

                                                  1      3      5     10
                                               Year  Years  Years  Years
  Nicholas Limited Edition, Inc.              (4.09  9.06%  15.52  13.58
  (Distributions Reinvested).........            )%             %      %
  Russell 2000 Index (Dividends Reinvested)   21.26  13.08  16.69  13.40
  ............                                    %      %      %      %
  Standard & Poor's Smallcap 600 Index        12.40  11.68  17.04  13.04
  (Dividends Reinvested)....                      %      %      %      %
  Consumer Price Index                        2.68%  1.99%  2.36%  2.93%
  ......................
  Ending value of $10,000 invested in
  Nicholas Limited Edition, Inc.              $9,59  $12,9  $20,5  $35,7
  (Distributions                                  1     72     68     38
  Reinvested)....................

     As mentioned above, Nicholas Limited Edition's underperformance stemmed from a lack of speculative internet, technology and biotech issues. In other words, a lack of high risk stocks hurt our performance in 1999. The Fund, however, did have a 14% technology position at the beginning of the year. The only problem was that many of these stocks made money but were not the "story stocks" the market favored. The Fund was also hurt by its overweighting in healthcare services and financials which were weak performing sectors in 1999. Our exposure to traditional media helped performance as these stocks benefited from the media blitz of the "dot coms".

     1999 was one of the strangest markets I have witnessed in my 15 years of experience. As Charles Dickens wrote in A Tale of Two Cities, "It was the best of times, it was the worst of times." The range of performance among stocks and among funds was the widest I have ever seen. Fund performance ranged from a loss in excess of 20% to gains of over 200%. Companies with only a business plan went public and instantly had multi-billion dollar valuations. Twenty year olds became billionaires overnight while many seasoned owner/managers saw the value of their businesses cut in half for no apparent business reason. Success in 1999 meant taking high risk and avoiding concerns of valuation in determining investment consideration. That mentality does not coincide with our philosophy of growth at a reasonable price.

     Going forward many have asked us what we are doing to address the current market conditions. My response is that we are diligently looking at ways to make prudent investments in new economy companies; more specifically, companies whose fundamentals will benefit from the growth of the new economy. We will continue to make careful judgements about the valuations of these businesses in an attempt to ensure the valuation matches the potential and that there is not excessive downside risk should the psychology change from the current casino mentality.

                                   Sincerely,



                                   David O. Nicholas



* Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.


Financial Highlights
(For a share outstanding throughout each year)
------------------------------------------------------------------------------


                                                                        Year ended December 31,
                                            -------------------------------------------------------------------------------
                                              1999    1998    1997    1996    1995    1994    1993    1992    1991    1990
                                              ----    ----    ----    ----    ----    ----    ----    ----    ----    ----

NET ASSET VALUE, BEGINNING OF YEAR .......   $24.20  $25.07  $20.74  $19.22  $17.09  $18.68  $18.77  $16.86  $12.03  $12.49
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................      .05     .01     .00*    .01     .08     .10     .09     .08     .12     .12
  Net gains (losses) on securities
     (realized and unrealized) ...........    (1.05)    .38    6.82    4.14    5.07    (.68)   1.59    2.74    5.07    (.34)
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
     Total from investment operations ....    (1.00)   0.39    6.82    4.15    5.15    (.58)   1.68    2.82    5.19    (.22)
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

  LESS DISTRIBUTIONS:
  From net investment income .............     (.05)   (.01)   (.00)*  (.01)   (.08)   (.10)   (.09)   (.08)   (.12)   (.12)
  From capital gains .....................     (.54)  (1.25)  (2.49)  (2.62)  (2.94)   (.91)  (1.57)   (.83)   (.24)   (.12)
  In excess of book
     realized gains  .....................       --    (.00)**   --      --      --      --    (.11)     --      --      --
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

     Total distributions .................     (.59)  (1.26)  (2.49)  (2.63)  (3.02)  (1.01)  (1.77)   (.91)   (.36)   (.24)
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

NET ASSET VALUE, END OF YEAR .............   $22.61  $24.20  $25.07  $20.74  $19.22  $17.09  $18.68  $18.77  $16.86  $12.03
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
                                              -----   -----   -----   -----   -----   -----   -----   -----   -----   -----

TOTAL RETURN .............................  (4.09)%   1.67%  33.02%  21.81%  30.18%  (3.04%)  9.03%  16.78%  43.22%  (1.73%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions) .......   $278.8  $367.2  $328.0  $232.8  $169.6  $142.6  $180.8  $190.2  $175.3   $70.9
Ratio of expenses to average net assets ..     .87%    .85%    .86%    .86%    .90%    .90%    .88%    .92%    .94%   1.07%
Ratio of net investment income
  to average net assets ..................     .21%    .06%    .01%    .06%    .38%    .52%    .42%    .45%   1.05%   1.10%
Portfolio turnover rate ..................   36.01%  30.06%  37.05%  32.31%  35.77%  16.29%  24.35%  24.44%  12.62%  15.15%


 * The amount rounds to $0.00, actual amount $0.0029.

** The amount rounds to $(0.00), actual amount $(0.0020).

        The accompanying notes to financial statements are an integral part of these statements.


Top Ten Portfolio Holdings
December 31, 1999 (unaudited)
-------------------------------------------------------------------------------

                                                  Percentage of
Name                                               Net Assets
----                                              -----------
Renal Care Group, Inc. ........................       4.08%
International Speedway Corporation - Class B ..       3.93%
Brown & Brown, Inc. ...........................       3.57%
Thermo BioAnalysis Corporation ................       3.57%
DBT Online, Inc. ..............................       3.29%
C.H. Robinson Worldwide, Inc...................       3.06%
Heartland Express, Inc. .......................       3.00%
Asia Satellite Telecommunications
 Holdings Limited .............................       2.77%
CONMED Corporation ............................       2.74%
Knight Transportation, Inc. ...................       2.45%
                                                     ------
Total of top ten ..............................      32.46%
                                                     ------
                                                     ------

Schedule of Investments
December 31, 1999
---------------------------------------------------------------------------

 Shares or                                                          Quoted
 Principal                                                          Market
  Amount                                                             Value
-----------                                                      ------------
                                                                  (Note 1(a))
COMMON STOCKS -- 98.73%

             Consumer Cyclicals - Products -- 4.61%
    420,000  Thermo Optek Corporation * .......................  $  4,777,500
    408,580  Thermo Vision Corporation * + ....................     2,834,524
    508,700  ThermoQuest Corporation * ........................     5,245,969
                                                                 ------------
                                                                   12,857,993
                                                                 ------------

             Consumer Cyclicals - Retail -- 4.18%
    140,000  Fastenal Company .................................     6,291,250
    250,000  O'Reilly Automotive, Inc. * ......................     5,375,000
                                                                 ------------
                                                                   11,666,250
                                                                 ------------

             Consumer Cyclicals - Services -- 2.51%
    107,150  G & K Services, Inc. - Class A ...................     3,468,981
    142,222  Interim Services Inc. * ..........................     3,519,995
                                                                 ------------
                                                                    6,988,976
                                                                 ------------

             Consumer Staples -
              Media & Entertainment -- 10.77%
    201,180  Dover Downs Entertainment, Inc. ..................     3,772,125
     17,400  Emmis Communications Corporation * ...............     2,168,746
     62,500  Entercom Communications Corp. * ..................     4,125,000
    104,000  International Speedway Corporation -
              Class A .........................................     5,239,000
    219,310  International Speedway Corporation -
              Class B .........................................    10,965,500
    165,740  Salem Communications Corporation * ...............     3,749,868
                                                                 ------------
                                                                   30,020,239
                                                                 ------------

             Financial - Banks & Diversified Financials -- 9.84%
     95,000  Commerce Bancorp, Inc. ...........................     3,841,562
    296,500  Community First Bankshares, Inc. .................     4,669,875
    150,000  FirstMerit Corporation ...........................     3,450,000
     97,500  Marshall & Ilsley Corporation ....................     6,124,219
    315,000  Medallion Financial Corp. ........................     5,650,313
    221,580  National City Bancorporation .....................     3,711,465
                                                                 ------------
                                                                   27,447,434
                                                                 ------------

             Financial - Insurance -- 6.61%
    259,800  Brown & Brown, Inc. ..............................     9,953,587
    140,000  Protective Life Corporation ......................     4,453,750
    160,000  StanCorp Financial Group, Inc. ...................     4,030,000
                                                                 ------------
                                                                   18,437,337
                                                                 ------------

             Financial - Real Estate Investment Trusts -- 0.91%
    170,800  National Health Investors, Inc. ..................     2,540,650
                                                                 ------------

             Health Care - Products -- 14.53%
    295,000  CONMED Corporation * .............................     7,633,125
     92,000  Elan Corporation, plc * ..........................     2,714,000
     68,400  Forest Laboratories, Inc. * ......................     4,202,325
    274,838  Osteotech, Inc. * ................................     3,675,958
    145,000  Shire Pharmaceuticals Group PLC * ................     4,223,125
    270,000  Sybron International Corporation * ...............     6,665,625
    263,200  Thermedics Inc. * ................................     1,431,150
    542,100  Thermo BioAnalysis Corporation * .................     9,961,088
                                                                 ------------
                                                                   40,506,396
                                                                 ------------

             Health Care - Services -- 13.43%
    285,000  Health Management Associates, Inc. - Class A * ...     3,811,875
    497,589  PSS World Medical, Inc. * ........................     4,695,996
    153,750  Patterson Dental Company * .......................     6,553,594
    335,000  Province Healthcare Company * ....................     6,365,000
    486,250  Renal Care Group, Inc. * .........................    11,366,094
    365,250  Res-Care, Inc. * .................................     4,656,937
                                                                 ------------
                                                                   37,449,496
                                                                 ------------

             Technology - Products -- 5.76%
    305,000  Artesyn Technologies, Inc. * .....................     6,405,000
     80,000  Plantronics, Inc. * ..............................     5,725,000
    165,000  SunGard Data Systems Inc. * ......................     3,918,750
                                                                 ------------
                                                                   16,048,750
                                                                 ------------

             Technology - Services -- 17.07%
    220,800  Asia Satellite  Telecommunications
               Holdings Limited ...............................     7,728,000
    221,250  Concord EFS, Inc. * ..............................     5,697,188
    376,250  DBT Online, Inc. * ...............................     9,171,094
    110,000  ITC/\DeltaCom, Inc. * ............................     3,038,750
     82,500  Keane, Inc. * ....................................     2,619,375
    189,000  Metro Information Services, Inc. * ...............     4,536,000
    210,000  NOVA Corporation * ...............................     6,628,125
    237,000  TESSCO Technologies Incorporated * + .............     4,414,125
     75,000  Time Warner Telecom Inc. * .......................     3,745,312
                                                                 ------------
                                                                   47,577,969
                                                                 ------------

             Transportation -- 8.51%
    214,500  C. H. Robinson Worldwide, Inc. ...................     8,526,375
    530,188  Heartland Express, Inc. * ........................     8,350,461
    399,250  Knight Transportation, Inc. * ....................     6,837,156
                                                                 ------------
                                                                   23,713,992
                                                                 ------------
                TOTAL COMMON STOCKS
                 (cost $199,407,052) ........................     275,255,482
                                                                 ------------

SHORT-TERM INVESTMENTS -- 0.43%

             Variable Rate Demand Note -- 0.43%
  1,212,476  Firstar Bank U.S.A., N.A.
              6.16%, due January 3, 2000
              (cost $1,212,476) .............................       1,212,476
                                                                 ------------
                TOTAL INVESTMENTS
                 (cost $200,619,528) ........................     276,467,958
                                                                 ------------
             CASH AND RECEIVABLES,
                 NET OF LIABILITIES -- 0.84% .................      2,328,402
                                                                 ------------

                TOTAL NET ASSETS
                 (Basis of percentages
                 disclosed above) ...........................    $278,796,360
                                                                 ------------
                                                                 ------------



* Nondividend paying security.
+ This company is affiliated with the Fund as defined in Section 2(a)(3) of the Investment Company Act of 1940, in that the Fund holds 5% or more of its outstanding voting securities. (Note 5)



    The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
December 31, 1999
-------------------------------------------------------------------------------

ASSETS:
       Investments in securities at market value (Note 1 (a)) -
         Nonaffiliated issuers (cost $192,950,702) - see accompanying schedule of investments ....  $269,219,309
         Affiliated issuers (cost $7,668,826) - see accompanying schedule of investments (Note 5)      7,248,649
                                                                                                    ------------
                   Total investments .............................................................   276,467,958
                                                                                                    ------------

       Receivables --
             Investment securities sold ..........................................................     2,303,286
             Dividends and interest ..............................................................       297,110
                                                                                                    ------------
                   Total receivables .............................................................     2,600,396
                                                                                                    ------------
                   Total assets ..................................................................   279,068,354
                                                                                                    ------------
LIABILITIES:
       Payables --
             Management fee (Note 2) .............................................................       187,463
             Other payables and accrued expenses .................................................        84,531
                                                                                                    ------------
                   Total liabilities .............................................................       271,994
                                                                                                    ------------
                   Total net assets ..............................................................  $278,796,360
                                                                                                    ------------
                                                                                                    ------------


NET ASSETS CONSIST OF:
       Fund shares issued and outstanding ........................................................  $197,227,157
       Net unrealized appreciation on investments ................................................    75,848,430
       Accumulated undistributed net realized gains on investments ...............................     5,714,301
       Accumulated undistributed net investment income ...........................................         6,472
                                                                                                    ------------
                                                                                                    $278,796,360
                                                                                                    ------------
                                                                                                    ------------

NET ASSET VALUE PER SHARE ($.01 par value, 20,000,000 shares authorized),
  offering price and redemption price ($278,796,360/12,332,180 shares outstanding) ...............        $22.61
                                                                                                          ------
                                                                                                          ------


       The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended December 31, 1999
-------------------------------------------------------------------------------

INCOME:
       Dividends .................................................  $  2,304,853
       Interest ..................................................     1,035,965
                                                                    ------------
                                                                       3,340,818
                                                                    ------------

EXPENSES:
       Management fee (Note 2) ...................................     2,321,160
       Transfer agent fees .......................................       166,154
       Legal fees ................................................        65,542
       Registration fees .........................................        43,354
       Postage and mailing .......................................        23,577
       Audit and tax consulting fees .............................        18,500
       Printing ..................................................        18,015
       Custodian fees ............................................        15,443
       Insurance .................................................         3,570
       Telephone .................................................         3,222
       Directors' fees ...........................................         2,000
       Other operating expenses ..................................         4,583
                                                                    ------------
                                                                       2,685,120
                                                                    ------------
             Net investment income ...............................       655,698
                                                                    ------------

NET REALIZED GAINS ON INVESTMENTS ................................    13,362,496
                                                                    ------------

NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS ...........   (31,899,463)
                                                                    ------------

             Net loss on investments .............................   (18,536,967)
                                                                    ------------

             Net decrease in net assets resulting from operations   $(17,881,269)
                                                                    ------------
                                                                    ------------
<\TALBE>


       The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended December 31, 1999 and 1998
-------------------------------------------------------------------------------


                                                                                      1999            1998
                                                                                     ------          ------
OPERATIONS:
     Net investment income ..................................................... $     655,698   $     206,250
     Net realized gains on investments .........................................    13,362,496      18,041,115
     Net (decrease) in unrealized appreciation on investments ..................   (31,899,463)    (14,015,362)
                                                                                 -------------   -------------
     Net increase (decrease) in net assets resulting from operations ...........   (17,881,269)      4,232,003
                                                                                 -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income ($0.0538 and $0.0142 per share,
       respectively) ...........................................................      (649,226)       (206,250)
     Distributions from net realized gains on investments ($0.5439 and $1.2470
       per share, respectively) ................................................    (6,563,457)    (18,041,115)
     Distributions in excess of book realized gains
       ($0.0020 per share in 1998) .............................................            --         (29,198)
                                                                                 -------------   -------------
          Total distributions ..................................................    (7,212,683)    (18,276,563)
                                                                                 -------------   -------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued (3,704,511 and 5,541,251 shares, respectively)     83,315,928     136,879,599
     Net asset value of shares issued in distributions to shareholders
         (290,709 and 713,706 shares, respectively) ............................     6,543,850      16,921,966

     Cost of shares redeemed (6,834,229 and 4,167,180 shares, respectively) ....  (153,160,855)   (100,587,882)
                                                                                 -------------   -------------
         Increase (decrease) in net assets derived from capital
            share transactions .................................................   (63,301,077)     53,213,683
                                                                                 -------------   -------------
         Total increase (decrease) in net assets ...............................   (88,395,029)     39,169,123
                                                                                 -------------   -------------
NET ASSETS, at the beginning of the year .......................................   367,191,389     328,022,266
                                                                                 -------------   -------------
NET ASSETS, at the end of the year (including undistributed net investment
   income of $6,472 in 1999) ................................................... $ 278,796,360   $ 367,191,389
                                                                                 -------------   -------------
                                                                                 -------------   -------------

     The accompanying notes to financial statements are an integral part of these statements.

Historical Record (unaudited)
------------------------------------------------------------------------------

                                                          Net Investment                      Dollar      Growth of
                                               Net            Income      Capital Gain       Weighted     An Initial
                                            Asset Value   Distributions   Distributions   Price/Earnings   $10,000
                                             Per Share      Per Share       Per Share        Ratio**     Investment***
                                            -----------   -------------   -------------   -------------- -------------

May 18, 1987 * ............................    $10.00     $    --         $    --             --           $10,000
December 31, 1987 .........................      9.15       .0900              --           13.9 times       9,242
December 31, 1988 .........................     11.29       .0969           .2527           14.1            11,762
December 31, 1989 .........................     12.49       .1453           .6151           16.3            13,804
December 31, 1990 .........................     12.03       .1207           .1213           14.2            13,566
December 31, 1991 .........................     16.86       .1228           .2407           21.9            19,429
December 31, 1992 .........................     18.77       .0815           .8275           18.8            22,690
December 31, 1993 .........................     18.68       .0867          1.6782           20.4            24,738
December 31, 1994 .........................     17.09       .1031           .9065           18.3            23,985
December 31, 1995 .........................     19.22       .0761          2.9353           25.2            31,223
December 31, 1996 .........................     20.74       .0124          2.6151           30.7            38,031
December 31, 1997 .........................     25.07       .0029          2.4886           33.0            50,590
December 31, 1998 .........................     24.20       .0142          1.2490           30.3            51,436
December 31, 1999 .........................     22.61       .0538 (a)       .5439 (a)       23.4            49,333


    *Date of Initial Public Offering.
   **Based on latest 12 months accomplished earnings.
  ***Assuming reinvestment of all distributions.

(a) Paid December 30, 1999 to shareholders of record December 29, 1999.

  Range in quarter end price/earnings ratios
           High                        Low
--------------------------     --------------------
 September 30, 1997   35.5     June 30, 1988   13.3

Notes to Financial Statements
December 31, 1999
------------------------------------------------------------------------------

(1) Summary of Significant Accounting Policies --
Nicholas Limited Edition, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. The following is a summary of the significant accounting policies of the Fund.

        (a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Most debt securities, excluding short-term investments, are valued at current evaluated bid price. Variable rate demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are generally recorded no later than the first business day after the trade date.

        (b) Net realized gains and losses on portfolio securities were computed on the basis of specific certificates.

        (c) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

        (d) The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among fund shares issued and outstanding, accumulated undistributed net realized gains on investments and accumulated undistributed net investment income. The Fund also utilizes earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Accordingly, at December 31, 1999, reclassifications were recorded to decrease accumulated net realized gains on investments and increase fund shares outstanding by $1,055,540.

             The Fund hereby designates approximately $14,389,000 as long-term capital gain for the purposes of the dividends paid deduction.

             For the year ended December 31, 1999, 66.32% of the dividends from taxable income qualify for the dividends received deduction available to corporate shareholders.

        (e) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

        (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

(2) Investment Adviser and Management Agreement --
The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement a monthly fee is paid to the investment adviser based on .75 of 1% on an annual basis of the average net asset value. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel. The advisory agreement is subject to an annual review by the Directors of the Fund.

(3) Net Unrealized Appreciation --
Aggregate gross unrealized appreciation (depreciation) as of December 31, 1999, based on investment cost for federal tax purposes of $201,675,075 is as follows:

     Aggregate gross unrealized appreciation on investments ....  $ 87,078,525
     Aggregate gross unrealized depreciation on investments ....   (12,285,642)
                                                                  ------------
          Net unrealized appreciation ..........................  $ 74,792,883
                                                                  ------------
                                                                  ------------

(4) Investment Transactions --
For the year ended December 31, 1999, the cost of purchases and the proceeds from sales of investments, other than short-term obligations, aggregated $104,596,560 and $172,307,702, respectively.

(5) Transactions with Affiliates --
Following is an analysis of transactions with "affiliated companies" for the year ended December 31, 1999, as defined by the Investment Company Act of 1940:


                                                            Share Activity
                                             ------------------------------------------
                                              Balance                           Balance
               Security Name                 12/31/98   Purchases     Sales    12/31/99
               -------------                 --------   ---------     -----    --------
    TESSCO Technologies Incorporated .....   237,000       ---         ---      237,000
    Thermo Vision Corporation ............   408,580       ---         ---      408,580


There were no dividends or realized gains/losses from affiliated companies for the year ended December 31, 1999.

Report of Independent Public Accountants
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Nicholas Limited Edition, Inc.:

     We have audited the accompanying statement of assets and liabilities of NICHOLAS LIMITED EDITION, INC. (a Maryland corporation), including the schedule of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas Limited Edition, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                           ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 21, 2000.

                         OFFICERS AND DIRECTORS

               ALBERT O. NICHOLAS, President and Director

      THOMAS J. SAEGER, Executive Vice President, Secretary and Director

                       MELVIN L. SCHULTZ, Director

                DAVID L. JOHNSON, Executive Vice President

                 DAVID O. NICHOLAS, Senior Vice President

                 LYNN S. NICHOLAS, Senior Vice President

                  JEFFREY T. MAY, Senior Vice President

                     CANDACE L. LESAK, Vice President

                      MARK J. GIESE, Vice President

               TRACY C. EBERLEIN, Assistant Vice President

                       MARY C. GOSEWEHR, Treasurer

                          Investment Adviser
                        NICHOLAS COMPANY, INC.
                         Milwaukee, Wisconsin
                     414-272-6133 or 800-227-5987

                            Transfer Agent
                   FIRSTAR MUTUAL FUND SERVICES, LLC
                         Milwaukee, Wisconsin
                     414-276-0535 or 800-544-6547

                               Custodian
                 FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                         Milwaukee, Wisconsin

                               Auditors
                         ARTHUR ANDERSEN LLP
                         Milwaukee, Wisconsin

                               Counsel
                     MICHAEL, BEST & FRIEDRICH LLP
                         Milwaukee, Wisconsin


 This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

NICHOLAS LIMITED EDITION

700 North Water Street
Milwaukee, Wisconsin 53202
www.nicholasfunds.com

December 31, 1999